UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                              ---------------------

        Date of Report (Date of earliest event reported) August 25, 2004

                                  BNCCORP, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-26290                   45-0402816
 (State of incorporation)    (Commission File Number)     (IRS Employer
                                                           Identification No.)


                   322 East Main, Bismarck, North Dakota 58501
               (Address of principal executive offices) (Zip Code)


                                 (701) 250-3040
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written  communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     On August 25, 2004, the Board of Directors of the registrant increased the number of directors constituting the entire Board from nine to ten and filled the resulting vacancy by electing Mark W. Sheffert to the Board.

     There was no arrangement or understanding between Mr. Sheffert and any other person pursuant to which Mr. Sheffert was elected as a director.

     The Board expects to elect Mr. Sheffert to its nominating committee at the Board's next regularly scheduled meeting.


Item 7. 01 Regulation FD Disclosure.

     On August 31, 2004, the registrant issued a press release announcing Mr. Sheffert's election to its Board of Directors. A copy of that press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits:

               99.1 Press release of BNCCORP, Inc. dated August 31, 2004.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     BNCCORP, INC.



                                 By: /s/ Gregory K. Cleveland
                                     -------------------------------------------
                                         Gregory K. Cleveland
                                         President and Chief Executive Officer

Date: August 31, 2004